Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C.
SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of Bio Matrix Scientific Group, Inc. (“Registrant”) for the annual period ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (“Report”), I, David Koos, Chief Executive Officer, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	This Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly represents, in all material respects, the financial condition and results of operation of the Registrant.

Date: December 24 2007	By:	/s/ David Koos
David Koos President and Chief Executive Officer